UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 10, 2011

Calais Resources, Inc.
(Exact name of registrant as specified in its charter)

British Columbia	000-29392	98-0434111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4415 Caribou Road, P.O. Box 653, Nederland, CO 80466-0653
 (Address of principal executive offices)                       (Zip Code)

Registrant’s telephone number, including area code: (303) 258-3806

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 10, 2011, Calais Resources, Inc. (the “Company”) reported the completion of the audits on its financial statements for the fiscal years ended May 31, 2005, 2006, 2007, 2008, 2009 and 2010, and selected financial information for the fiscal year ended May 31, 2010 and the quarters ended August 31, 2010 and November 30, 2010.

For additional information, reference is made to the Company’s press release dated February 10, 2011, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.  The press release attached hereto is being furnished to the SEC and shall not be deemed to be “filed” for any purpose except otherwise provided herein.

Item 9.01.            Financial Statements and Exhibits

Regulation S-K Number	Document

99.1	Press release dated February 10, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAIS RESOURCES, INC.
February 10, 2011	By: /s/ David K. Young David K. Young President

EXHIBIT INDEX

Regulation S-K Number	Document

99.1	Press release dated February 10, 2011